<on Modern Woodmen letterhead>

August 25, 2006



Dear Modern Woodmen Member:

As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Modern Woodmen of America certificate(s).

These reports provide an update on each portfolios investment holdings and
financial information as of June 30, 2006.   The performance information shown
 in the semi-annual reports does not reflect product charges.

As always, remember that past performance does not predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative or the Variable Product Administrative Center.

We appreciate and value your business and look forward to continuing to serve you.


Modern Woodmen of America
















LMW

<on Modern Woodmen letterhead>

August 25, 2006




Dear Modern Woodmen Member:

As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your Modern Woodmen of America certificate(s). These reports update each portfolios investment holdings and financial information as of June 30, 2006. The performance information shown in the semi-annual reports does not reflect product charges.

As always, remember that past performance does not predict or guarantee future returns.

You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-877-249-3692.

We hope you find the enclosed information helpful. If you have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative.

We appreciate and value your business and look forward to continuing to serve you.


Modern Woodmen of America

















LMW-CD